                                                                  Exhibit 19




                                POWER OF ATTORNEY



          I, PARVIZ NAZARIAN, hereby appoint BENJAMIN NAZARIAN as my true and lawful attorney-in-fact to sign on my behalf, both individually and in my capacity as a general partner of Union Communications Company, and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me or by Union Communications Company pursuant to
Section 13(d) of the Securities and Exchange Act of 1934.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 1997.



                                                /s/ Parviz Nazarian
                                                    Parviz Nazarian



                                                UNION COMMUNICATIONS COMPANY


                                                By: /s/ Parviz Nazarian
                                                     Name:  Parviz Nazarian
                                                     Title: General Partner









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                                POWER OF ATTORNEY



          I, DR. PEJMAN SALIMPOUR, hereby appoint BENJAMIN NAZARIAN as my true and lawful attorney-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 1997.



                                                       /s/ Pejman Salimpour
                                                           Dr. Pejman Salimpour















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                                POWER OF ATTORNEY



          I, NEIL KADISHA, hereby appoint BENJAMIN NAZARIAN as my true and lawful attorney-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 1997.



                                                           /s/ Neil Kadisha
                                                              Neil Kadisha











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                                POWER OF ATTORNEY



          I, ELI SASSOUNI, hereby appoint BENJAMIN NAZARIAN as my true and lawful attorney-in-fact to sign on my behalf, both individually and in my capacity as a trustee of Nippon Tex Inc. Profit Sharing Plan dated June 25, 1996, and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me or by Nippon Tex Inc. Profit Sharing Plan dated June 25, 1996 pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 1997.



                                            /s/ Eli Sassouni
                                                Eli Sassouni



                                            NIPPON TEX INC. PROFIT SHARING
                                            PLAN DATED JUNE 25, 1996


                                            By:  /s/ Eli Sassouni
                                              Name:  Eli Sassouni
                                              Title:  Trustee